Foreign Currency Translation	12 Months Ended
Dec. 31, 2013
Foreign Currency Translation

13. Foreign currency translation

Effective February 13, 2013, the Venezuelan government devalued its currency (Bolivar Fuerte) by resetting the official exchange rate from 4.30 to the U.S. dollar to 6.30 to the U.S. dollar. As a result, the company recorded a pretax foreign exchange loss in the first quarter of 2013 of $6.5 million. The company has used and continues to use the official exchange rate for translation purposes. At December 31, 2013, the company’s operations in Venezuela had net monetary assets denominated in local currency of approximately $15 million.

During the years ended December 31, 2013, 2012 and 2011, the company recognized foreign exchange gains (losses) in “Other income (expense), net” in its consolidated statements of income of $10.4 million, $(8.1) million and $17.2 million, respectively.